Exhibit 10.18

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***] HAS BEEN FILED SEPARATELYWITH THE SECURITIES AND EXCHANGE COMMISSION.]

AMENDMENT NO. 1 TO SOFTWARE LICENSE AND SERVICES AGREEMENT

THIS AMENDMENT NO. 1 TO SOFTWARE LICENSE AND SERVICES AGREEMENT (the “Amendment”) is entered as of this 14th day of January 2008 (the “Effective Date”),
BETWEEN:

PLUS 44 HOLDINGS INC.,  a corporation incorporated pursuant to the laws of the Republic of Panama, with offices at Edificio ADR, Piso 13, Avenida Samuel Lewis y Calle 58, Obarrio, Panama City, Republic of Panama (“PLUS 44”)

- and -

CUCHULAINN HOLDINGS, INC. a corporation incorporated pursuant to the laws of the Republic of Panama, with offices at Casa 9, Calle 5, Villa Zaita, Las Cumbres, Republic of Panama (“LICENSEE”)
Plus 44 and Licensee are each a “party” and may collectively be referred to as the “parties”.

1. Background

1.1 WHEREAS, the parties entered into a SOFTWARE LICENSE AND SERVICES AGREEMENT, dated as of November 3, 2007 (the "Agreement"); and

1.2 WHEREAS, the parties contemplated that the "Go-Live Date" under the Agreement would occur during the third calendar quarter of 2008; and

1.3 WHEREAS, LICENSEE, upon the advice of its financial advisors and shareholders, desires, that, in order to facilitate its raising of capital and for competitive reasons, the Go-Live Date be advanced to occur during the second calendar quarter of 2008; and

1.4 WHEREAS, PLUS 44 is willing to take such measures as are reasonable to cause the Go-Live Date to occur during the second calendar quarter of 2008, in exchange for a payment by LICENSEE to PLUS 44 in the amount of [***], representing its fees and costs therefore,

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the sufficiency of which is hereby acknowledged, PLUS 44 and the LICENSEE agree as follows:

2. Go-Live Date

Plus 44 shall take such reasonable measures as are in its judgment required to cause the "Go-Live Date" to occur during the second calendar quarter of 2008. Because of the possibilities, among others, that technical difficulties may supervene or that the software that is developed may not be competitive with software developed by third parties, Plus 44 does not guarantee that the Go-Live Date will so occur.

3. Fee

LICENSEE shall pay a fee to Plus 44 or its designee in the amount of [***], which shall be in addition to all other amounts payable by it under the Agreement, upon the signing of this Amendment.

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***] HAS BEEN FILED SEPARATELYWITH THE SECURITIES AND EXCHANGE COMMISSION.]

3. General Provisions

3.1 The provisions of sections 2 and 3 shall supersede all conflicting provisions of the Agreement.

3.2 Modification; Full Force and Effect. Except as expressly modified and superseded by this Amendment, the terms, representations, warranties, covenants and other provisions of the Agreement are and shall continue to be in full force and effect in accordance with their respective terms.

3.3 References to the Agreement. After the date hereof, all references to the Agreement shall refer to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written.

PLUS 44 HOLDINGS INC.

Per:	/s/ Juan Montes
Name:	Juan Montes
Title:	President

CUCHULAINN HOLDINGS, INC.

Per:	/s/ Juan Montes
Name:	Juan Montes
Title:	President